Exhibit 99.1

April 18, 2005	FOR IMMEDIATE RELEASE

Park National Corporation reports first quarter 2005 earnings and declares regular cash dividend

NEWARK, Ohio — The Park National Corporation (“Park”) (AMEX:PRK) today announced earnings for the first quarter of 2005. Net income for the first quarter of 2005 totaled $23.342 million or $1.61 per diluted share, compared to net income of $22.978 million or $1.58 per diluted share in the same period of 2004, increases of 1.58 percent in net income and 1.90 percent in earnings per diluted share.

Park’s Board of Directors declared a cash dividend of $0.90 per share payable to stockholders of record as of May 24, 2005. The dividend will be paid on June 10, 2005.

The Park National Bank, a Park subsidiary, recently announced three office location changes resulting from growth in customer demand in metropolitan areas. This month, the bank will open a new facility in West Chester (in Butler County, north of Cincinnati) to serve businesses and individuals in the Beckett Ridge Area. Adrian Breen is responsible for the bank’s southwest Ohio market. Also, the bank’s Dayton office, led by Doug Compton, focuses on the needs of business owners and is moving from a small suite in downtown Dayton to a building near Centerville. In May, the bank’s Worthington office (Franklin County), under the leadership of Mike Shannon, will move from a suite on the second floor of an office building into a newly constructed 12,000-square-foot building owned by the bank and featuring drive-through lanes and an ATM.

Headquartered in Newark, Ohio, Park is a bank-holding company with $5.7 billion in consolidated total assets. Its family of 12 community banks and 2 specialty finance companies operate 133 offices throughout 29 Ohio counties. They include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, First Clermont Division, Scope Aircraft Finance (Scope Leasing Inc.), and Guardian Financial Services.

For more information visit www.parknationalcorp.com. Financial tables are below.

Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792

Safe Harbor Statement

Except for the historical and present factual information contained in this press release, the matters discussed in this press release, including statements identified by words such as “will” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including: the impact of competition; changes in economic conditions in Park’s market area; changes in policies by regulatory agencies; fluctuations in interest rates; demand for loans in Park’s market area; and other risk factors relating to our industry as detailed from time to time in Park’s reports filed with the SEC. Park wishes to caution readers not to place undue reliance on any such forward-looking statements,

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

which speak only as of the date made. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
MARCH 31, 2005

INCOME STATEMENT

	THREE MONTHS ENDED
	MARCH 31,
			PERCENT
	2005	2004	CHANGE
NET INTEREST INCOME	$54,445	$52,616	3.48%

PROVISION FOR LOAN LOSSES	1,082	1,465	-26.14%

OTHER INCOME	14,112	12,872	9.63%

GAIN (LOSS) ON SALE OF SECURITIES	0	106

OTHER EXPENSE	34,404	31,525	9.13%

INCOME BEFORE TAXES	33,071	32,604	1.43%

NET INCOME	23,342	22,978	1.58%

NET INCOME PER SHARE-BASIC	1.63	1.59	2.52%

NET INCOME PER SHARE-DILUTED	1.61	1.58	1.90%

CASH DIVIDENDS PER SHARE	0.90	0.84	7.39%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.70%	1.86%

RETURN ON AVERAGE EQUITY	16.92%	16.99%

YIELD ON EARNING ASSETS	5.97%	5.84%

COST OF PAYING LIABILITIES	1.93%	1.49%

NET INTEREST MARGIN	4.35%	4.61%

EFFICIENCY RATIO	49.68%	47.55%

NET LOAN CHARGE-OFFS	$936	$673

NET CHARGE-OFFS AS A PERCENT OF LOANS	0.12%	0.10%

BALANCE SHEET
AT MARCH 31,

			PERCENT
	2005	2004	CHANGE
INVESTMENTS	$2,016,859	$1,921,506	4.96%

LOANS	3,249,914	2,775,146	17.11%

LOAN LOSS RESERVE	70,322	63,934	9.99%

GOODWILL AND OTHER INTANGIBLES	71,099	12,589	464.77%

TOTAL ASSETS	5,676,842	4,995,957	13.63%

DEPOSITS	3,838,563	3,523,163	8.95%

BORROWINGS	1,212,477	865,027	40.17%

EQUITY	556,303	558,377	-0.37%

BOOK VALUE PER SHARE	38.79	38.77	0.05%

NONPERFORMING LOANS	22,672	19,279	17.60%

NONPERFORMING ASSETS	25,407	21,478	18.29%

PAST DUE 90 DAY LOANS	7,078	4,877	45.13%

RATIOS
LOANS/ASSETS	57.25%	55.55%

NONPERFORMING LOANS/LOANS	0.70%	0.69%

PAST DUE 90 DAY LOANS/LOANS	0.22%	0.18%

LOAN LOSS RESERVE/LOANS	2.16%	2.30%

EQUITY/ASSETS	9.80%	11.18%

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended
	March 31,
	2005	2004

Interest income:
Interest and fees on loans	$52,240	$43,613

Interest on:
Obligations of U.S. Government, its agencies and other securities	21,444	21,810

Obligations of states and political subdivisions	1,174	1,347

Other interest income	101	17

Total interest income	74,959	66,787

Interest expense:
Interest on deposits:
Demand and savings deposits	2,968	1,523

Time deposits	9,337	8,510

Interest on borrowings	8,209	4,138

Total interest expense	20,514	14,171

Net interest income	54,445	52,616

Provision for loan losses	1,082	1,465

Net interest income after provision for loan losses	53,363	51,151

Other income	14,112	12,872

Gain (loss) on sale of securities	—	106

Other expense:
Salaries and employee benefits	20,001	18,148

Occupancy expense	2,280	1,729

Furniture and equipment expense	1,368	1,581

Other expense	10,755	10,067

Total other expense	34,404	31,525

Income before federal income taxes	33,071	32,604

Federal income taxes	9,729	9,626

Net income	$23,342	$22,978

Per Share:

Net income - basic	$1.63	$1.59

Net income - diluted	$1.61	$1.58

Weighted average shares - basic	14,331,261	14,443,898

Weighted average shares - diluted	14,475,634	14,553,019

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	March 31,
	2005	2004
Assets

Cash and due from banks	$134,917	$146,398

Federal funds sold	23,329	11,800

Interest bearing deposits	1,598	50

Investment securities	2,016,859	1,921,506

Loans (net of unearned interest)	3,249,914	2,775,146

Allowance for possible loan losses	70,322	63,934

Loans, net	3,179,592	2,711,212

Bank premises and equipment, net	44,581	36,033

Other assets	275,966	168,958

Total assets	$5,676,842	$4,995,957

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$609,064	$575,541

Interest-bearing	3,229,499	2,947,622

Total deposits	3,838,563	3,523,163

Borrowings	1,212,477	865,027

Other liabilities	69,499	49,390

Total liabilities	5,120,539	4,437,580

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2005 and 2004; 15,271,213 shares issued in 2005 and 15,269,452 in 2004)	208,346	105,895

Accumulated other comprehensive income, net of taxes	(6,151)	29,572

Retained earnings	443,700	497,633

Treasury stock (928,421 shares in 2005 and 868,147 shares in 2004)	(89,592)	(74,723)

Total stockholders’ equity	556,303	558,377

Total liabilities and stockholders’equity	$5,676,842	$4,995,957

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended
	March 31,
	2005	2004
Assets

Cash and due from banks	$154,164	$138,473

Federal funds sold	7,999	4,793

Interest bearing deposits	1,763	50

Investment securities	1,892,717	1,943,873

Loans (net of unearned interest)	3,253,379	2,744,130

Allowance for possible loan losses	71,174	64,008

Loans, net	3,182,205	2,680,122

Bank premises and equipment, net	44,714	36,547

Other assets	278,232	178,178

Total assets	$5,561,794	$4,982,036

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$620,212	$553,206

Interest-bearing	3,209,914	2,927,157

Total deposits	3,830,126	3,480,363

Borrowings	1,094,636	890,590

Other liabilities	77,651	67,236

Total liabilities	5,002,413	4,438,189

Stockholders’ Equity:
Common stock	208,297	105,895

Accumulated other comprehensive income, net of taxes	11,477	23,030

Retained earnings	430,088	484,865

Treasury stock	(90,481)	(69,943)

Total stockholders’ equity	559,381	543,847

Total liabilities and stockholders’ equity	$5,561,794	$4,982,036